Exhibit 10.4

AMENDMENT 1
TO
SOURCE CODE ACCESS AGREEMENT

This Source Code Access Agreement Amendment 1 (the “SCAA Amendment 1”) is entered into on December 14, 2010 (the “SCAA Amendment 1 Effective Date”) by and between American Megatrends, Inc, (hereinafter “AMI”) with its principal place of business at 5555 Oakbrook Parkway, Suite 200, Norcross, Georgia 30093 U.S.A., and Congatec AG (“LICENSEE”), a German corporation located at Auwiesenstrasse 5, 94469 Deggendorf, Germany. The parties entered into a Source Code Access Agreement (the “Original Agreement” or the “SCAA”) dated July 31, 2009 (the “SCAA Effective Date”). Capitalized terms not defined or otherwise modified in this SCAA Amendment 1 shall have the same definitions as within the SCAA.

WHEREAS the parties desire to amend the SCAA within this said SCAA Amendment 1;

NOW THEREFORE, in consideration of the mutual covenants and promises set forth herein and for other good and valuable consideration, the receipt of which both parties hereby acknowledge, AMI and LICENSEE agree as follows:

1.                                      EXHIBIT A (“SOURCE ACCESS/MAINTENANCE FEES AND PAYMENT TERMS”) is hereby amended by changing and adding the following:

SOURCE CODE ACCESS FEE

Special	Standard Fee			Discounted Fee for LICENSEE as per SCAA			Discounted Fee for LICENSEE as per SCAA Amendment 1
[***].	$	[***	]	$	[***	]	$	[***	]
[***].	$	[***	]	$	[***	]	$	[***	]

**This discount is applicable so long as fixed commitment for 3 chipsets within a 12 months period (future chipsets availability will be based on AMI chipset development roadmap). If congatec AG did not license 3 chipsets within a 12 months period, the discounted fee as agreed in original SCAA will apply.

Value Chipset definition:

•                                          Chipset only supports Single CPU - no multi-socket capabilities in the chipset.

•                                          No Intel AMT - chipset does not support Intel ME and/or AMT.

•                                          Based on this criteria, examples of “value” platforms in the Intel roadmap: Menlow, Tolapai, Roe River, Pineview-D, Pineview-M, Luna Pier, Queensbay

High-end Chipset definition:

•                                          Platforms that would not be defined Value Chipset by this criteria: Calpella, Fort Sumter, San Clemente (5100), Tylersburg, Piketon, Foxhollow, Intel 3 100 (Whitmore Lake) and/or other similar chipset.

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

Name of the chipset / CRB

•                                          Intel Tunnel Creek chipset / Crown Bay CRB

•                                          AMD Ontario + HUDSON-El chipset / Inagua CRB

•                                          Intel Sandy Bridge-Cougar Point / Huron River CRB

Name of the future chipsets that Licensee is planning to use and AMI is planning to support:

•                                          Intel Union Pier

•                                          Intel Ivy Bridge

•                                          Intel Rosepoint

•                                          AMD Krishna

•                                          AMD Sabine

Special Annual Chipset Source Code Renewal and Maintenance Fees for LICENSEE

•                                          The package will contain the following:

•                                          Source code access renewal, maintenance and updates for the licensed chipsets.

•                                          Up to [***] chipsets in each year (customer reference board provided by chipset vendor) code consists on the feature/ modules supported in CRB BIOS source code.

•                                          In the event that the chipset limit is exceeded; the oldest chipset is to be dropped from maintenance or LICENSEE will pay an additional fee of $[***].

•                                          The source fee will be invoiced as listed in table below:

	2010		2011 and after
Souce Fee	$ [***	]	$ [***	]
Validity	[***	]	[***	]
Due on	[***	]	[***	]

For the sake for clarification, Licensee will pay the annual Core access renewal and maintenance fee of $[***].

Payment Terms

Payment terms are set at [***]. Payment is due and payable within [***] from the date of invoice.

LICENSEE will pay at the execution of this agreement:

•                                          chipset fee for AMD chipset,

•                                          the chipset maintenance fee for Calpella and Tunnel Creek valid until [***]

•                                          core source renewal fee

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

2.                                      EXHIBIT B LICENSEE (“COMPUTER PRODUCTS (AUTHORIZED PRODUCTS)”) is hereby amended by adding the following:

LICENSEE hardware based on following chipset platfonns

•                                          Intel Tunnel Creek chipset / Crown Bay CRB

•                                          AMD Ontario+Hudson-El / Inagua CRB

•                                          Intel Sandy Bridge-Cougar Point / Huron River CRB

3.                                      EXHIBIT C (“LICENSED MATERIALS”) is hereby amended by adding the following:

•                                          Chipset 1: Intel Tunnel Creek Chipset / Crown Bay CRB

“AMI BINARIES” — CONFIDENTIAL

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

“AMI SOURCES” — CONFIDENTIAL

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

•                                          Chipset 2: AMD Ontario+ HUDSON-El / Inagua CRB code components

“AMI BINARIES” — CONFIDENTIAL

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

“AMI SOURCES” — CONFIDENTIAL

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]
[***]	[***]

•                                          Chipset 3: Intel Sandy Bridge-Cougar Point / Huron River CRB code components

“AMI BINARIES” — CONFIDENTIAL

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

“AMI SOURCES”— CONFIDENTIAL

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

4.                                      Except as expressly provided herein, any and all terms and conditions of the SCAA shall remain unchanged.

IN WITNESS WHEREOF, LICENSEE and AMI have each cause this SCAA Amendment I to be effective as of the SCAA Amendment 1 Effective Date by the parties’ respective duly authorized representatives.

LICENSEE:		AMI:
CONGATEC AG		AMERICAN MEGATRENDS, INC.

By:	/s/ Gerhard Edi	By:	/s/ S. Shankar

Name:	Gerhard Edi	Name:	S.Shankar

Title:	Chief Executive Officer	Title:	President & Chief Executive Officer

Date:	December 21, 2010	Date:	January 7, 2011

[***]                   Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission.  Confidential treatment has been requested with respect to the omitted portions.